Expensify

Q2 2023 Earnings



August 8th, 2023

Expensify

Disclaimer

All information included in this presentation is unaudited.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These statements include statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management, expected market growth, the amount and timing of any share repurchases and our stock-based compensation estimates, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "shall," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the impact on inflation on us and our members; our borrowing costs have and may continue to increase as a result of increases in interest rates; our expectations regarding our financial performance and future operating performance; our ability to attract and retain members, expand usage of our platform, sell subscriptions to our platform and convert individuals and organizations into paying customers; the timing and success of new features, integrations, capabilities and enhancements by us, or by competitors to their products, or any other changes in the competitive landscape of our market; the amount and timing of operating expenses and capital expenditures that we may incur to maintain and expand our business and operations to remain competitive; the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; our ability to make required payments under and to comply with the various requirements of our current and future indebtedness; our cash flows, the prevailing stock prices, general economic and market conditions and other considerations that could affect the specific timing, price and size of repurchases under our stock repurchase program or our ability to fund any stock repurchases; the war in Ukraine and escalating geopolitical tensions as a result of Russia's invasion of Ukraine; our ability to effectively manage our exposure to fluctuations in foreign currency exchange rates; the increased expenses associated with being a public company; the size of our addressable markets, market share and market trends; anticipated trends, developments and challenges in our industry, business and the highly competitive markets in which we operate; our expectations regarding our income tax liabilities and the adequacy of our reserves; our ability to effectively manage our growth and expand our infrastructure and maintain our corporate culture; our ability to identify, recruit and retain skilled personnel, including key members of senior management; the safety, affordability and convenience of our platform and our offerings; our ability to successfully defend litigation brought against us; our ability to successfully identify, manage and integrate any existing and potential acquisitions of businesses, talent, technologies or intellectual property; general economic conditions in either domestic or international markets, including geopolitical uncertainty and instability; our protections against security breaches, technical difficulties, or interruptions to our platform; our ability to maintain, protect and enhance our intellectual property; and other risks discussed in our filings with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain Non-GAAP financial measures, such as Non-GAAP net loss, adjusted EBITDA, and free cash flow which we believe are useful in evaluating our business, results of operations and financial condition. These measures are not prepared in accordance with generally accepted accounting principles in the United States ("GAAP") and have important limitations as analytical tools. Non-GAAP financial measures are supplemental, should only be used in conjunction with results presented in accordance with GAAP, should not be considered in isolation or as a substitute for such GAAP results, and may be different from similarly titled metrics or measures presented by other companies. For a reconciliation of Non-GAAP net income, adjusted EBITDA and free cash flow to the nearest comparable GAAP figures, please see the appendix to this presentation.

Expensify

All in-one payments platform

Helping individuals and businesses around the world simplify the way they manage money.


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What will you use Expensify for? Choose as many as you'd like!
Manage Expenses
Pay Bills
Send Invoices
Book Travel
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Expensify

Long term growth strategy

Expensify

How we do it: our customer acquisition model separates us


Company 1
Company 2
Company 3
CFO
CFO
CFO
Organic Growth of Company
Expensify Starts Here
Organic Growth of Company
Organic Growth of Company
Patient Zero (initial contact point)
Employees Referred through Patient Zero
Employees Adopted after CFO Implementation


Expensify
Growth strategy
Acquiring new Expensify customers
Expanding the number of seats for current Expensify customers
Increasing Expensify Card adoption for new and current customers
Adding new viral loops as platform capabilities expand
Continuing our organic international expansion

Expensify

Q2 Updates

Expensify

Supercharging the accounting channel

- Expensicon 3 was a massive success.
  - An invite-only conference featuring successful accountants and thought leaders from top global accounting firms.
  - Signed preferred agreements with California Society of CPAs & Texas Society of CPAs.
  - Received great feedback from our customer champions. As a result we are launching a suite of exciting new features:
    - **Coming Soon** - Admin-issued virtual Expensify Cards
    - **Coming Soon** - Firm branded Expensify Cards
    - **Coming Soon** - Interchange revenue share with firms

Expensify

Supercharging general awareness

- SEO & paid digital advertising
  - We're making big investments in SEO, SEM, and content marketing

- Conferences/Events
  - In addition to ExpensiCon 3, we have a busy conference circuit in H2 2023: Xerocon Global, SaaStr, Money2020, Netsuite Suiteworld, Intuit Quickbooks Connect

- Sales outreach ramp-up
  - Our outbound sales team is starting to really come online.
  - Current focus is improving our SDR program.

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What we're doing to drive more loyalty

- White-glove support
  - Every Expensify customer above 10 members now gets a dedicated account manager.

- Global Expansion
  - Expensify customers can now reimburse employees in over 154 different currencies across 200+countries.
  - Hundreds of customers have already adopted the feature.

Expensify

Q2 Financials

Expensify

Q2 2023

Revenue	Average Paid Members	Gross Interchange
$38.9MM	742,000	$2.7MM

Expensify

Q2 2023

Operating Cash Flow
(Includes timing of customer funds)

$(0.4)MM

Free Cash Flow[1]
(Excludes timing of customer funds)

$1.1MM

Net Loss

$11.3MM

Non-GAAP Net Loss[2]

$1.0MM

Adj. EBITDA[3]

$2.2MM

[1] We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs. Please see appendix for GAAP to non-GAAP reconciliation.

[2] We define Non-GAAP Net Loss as net income (loss) excluding stock-based compensation.

[3] We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation. Please see appendix for GAAP to Non-GAAP reconciliation.

Expensify

Q2 2023

Monthly Paid Members



800,000
750,000
700,000
650,000
600,000
1/1/2021
7/1/2021
1/1/2022
7/1/2022
1/1/2023
7/1/2023

July Paid Members

719,000

Denotes July activity

Note: There can be no assurances that the trends of previous third quarters are representative of future trends.

Expensify

Q2 2023

- We continue to be free cash flow positive and are reducing our debt.
- Heavy investments in engineering and sales/marketing put temporary downward pressure on margins this quarter, but we expect margins to improve in future quarters.
- We're in a "rebuilding" phase right now as we start the transition from our old platform to our new platform.
- Early reception to the New Expensify platform have been positive and we continue to push forward on our ambitious and aggressive product roadmap.

Expensify

Q&A

We are now hosting a FAQ on our Investors Relations page.

Go to investors.expensify.com for more Q&A.

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Expensify

Appendix

Expensify

GAAP to Non-GAAP Reconciliation: Non-GAAP Net Loss

	Three months ended June 30, 2023 *(unaudited, in thousands)*
Net loss	**$ (11,304)**
Add:	
Stock-based compensation	10,341
Non-GAAP Net loss[1]	**$ (963)**

[1] We define Non-GAAP Net loss as net income (loss) excluding stock-based compensation.

Expensify

GAAP to Non-GAAP Reconciliation: Adjusted EBITDA

	Three months ended June 30, 2023 *(unaudited, in thousands)*
Net loss	**$ (11,304)**
Provision for income taxes	376
Interest and other expenses, net	1,367
Depreciation and amortization	1,376
Stock-based compensation	10,341
Adjusted EBITDA	**$ 2,156**

Note: We define Adjusted EBITDA as net income (loss) excluding provision for income taxes, interest and other expenses, net, depreciation and amortization and stock-based compensation.

Expensify

GAAP to Non-GAAP Reconciliation: Free Cash Flow

	Three months ended June 30, 2023 *(unaudited, in thousands)*
Net cash used in operating activities	**$ (434)**
(Increase) decrease in changes in customer assets and liabilities	
Settlement assets	(2,561)
Settlement liabilities	(644)
Adjusted operating cash flow	**$ 2,771**
Less:	
Purchases of property and equipment	(451)
Software development costs	(1,173)
Free cash flow	**$ 1,147**

Note: We define Free cash flow as net cash (used in) provided by operating activities excluding changes in settlement assets and settlement liabilities, which represent funds held for customers and customer funds in transit, respectively, reduced by the purchases of property and equipment and software development costs.

Expensify

Estimated Stock-Based Compensation (Millions) - Next 4 Quarters

	Q3 2023		Q4 2023		Q1 2024		Q2 2024	
	Low	**High**	**Low**	**High**	**Low**	**High**	**Low**	**High**
Cost of revenue, net	$ 3.4	$ 4.1	$ 3.3	$ 4.0	$ 3.2	$ 3.9	$ 3.1	$ 3.7
Research and development	3.1	3.6	3.0	3.6	2.9	3.5	2.7	3.3
General and administrative	2.1	2.5	2.0	2.4	1.9	2.3	1.8	2.2
Sales and marketing	1.8	2.2	1.8	2.1	1.7	2.0	1.6	2.0
Total	**$ 10.4**	**$ 12.4**	**$ 10.1**	**$ 12.1**	**$ 9.7**	**$ 11.7**	**$ 9.2**	**$ 11.2**

Note: Expensify's outlook statements are based on current expectations. These statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth in the Disclaimer at the front of this presentation.